COUNTERSIGNED AND REGISTERED: THE BANK OF NEW YORK (NEW YORK) TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

NUMBER	SHARES
IMPT-

COMMON STOCK	IMPSAT FIBER NETWORKS, INC	SEE REVERSE FOR CERTAIN DEFINITIONS

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 45321T 20 2

THIS CERTIFIES that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

IMPSAT FIBER NETWORKS, INC.

transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned by the
Transfer Agent and registered by the Registrar

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Senior Vice President and Secretary	CORPORATE SEAL	Executive Vice President and Chief Financial Officer

IMPSAT FIBER NETWORKS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -_____Custodian_____
TEN ENT	-	as tenants by the entireties	(Cust) (Minor)
JT TEN	-	as joint tenants with right	under Uniform Gifts to Minors
		of survivorship and not as	Act _________________
		tenants in common	(State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint as
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.